John Hancock Bond Trust

John Hancock Investment Grade Bond Fund (the fund)

Supplement dated July 12, 2019 to the current Prospectus, as may be supplemented

Effective July 1, 2019, the Annual fund operating expenses table and the Expense example table for the fund in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B	C	I	R2	R4	R6
Management fee	0.40	0.40	0.40	0.40	0.40	0.40	0.40
Distribution and service (Rule 12b-1) fees	0.25	1.00	1.00	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.00	0.25	0.10[1]	0.00
Additional other expenses	0.20	0.20	0.20	0.20	0.10	0.10	0.10
Total other expenses	0.20	0.20	0.20	0.20	0.35	0.20	0.10
Total annual fund operating expenses	0.85	1.60	1.60	0.60	1.00	0.85	0.50
Contractual expense reimbursement[2,3]	–0.11	–0.11	–0.11	–0.11	–0.11	–0.21[4]	–0.11
Total annual fund operating expenses after expense reimbursements	0.74	1.49	1.49	0.49	0.89	0.64	0.39

1 "Service plan fee” has been restated to reflect maximum allowable fees.

2 The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.38% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on September 30, 2020, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

4 The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on September 30, 2020, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	B		C		I	R2	R4	R6
Shares		Sold	Not Sold	Sold	Not Sold
1 year	473	652	152	252	152	50	91	65	40
3 years	650	794	494	494	494	181	307	250	149
5 years	842	1,060	860	860	860	324	542	451	269
10 years	1,397	1,690	1,690	1,891	1,891	740	1,215	1,030	618

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.